UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	— Results of Operations and Financial Condition.

On January 27, 2012, United Parcel Service, Inc. (the “Company”) issued a press release containing information about the Company’s change in the method of accounting for pension and postretirement medical benefit plans. The change in accounting will be applied retrospectively to prior periods. Summary financial statement data reflecting the change in accounting is attached hereto as Exhibit 99.2.

The Company will hold a conference call regarding this change in accounting method today at 1:00pm EST. Details for the conference call and related presentation materials will be posted to the UPS Investor Relations website, www.investors.ups.com.

Item 9.01	— Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated January 27, 2012

99.2	Restated summary financial statement data for the years 2007-2010, and year-to-date September 30, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: January 27, 2012	By:	/s/ Kurt P. Kuehn
Kurt P. Kuehn
Senior Vice President and Chief Financial Officer